COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
Disclosure of commitments and contingencies [abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 27 – COMMITMENTS AND CONTINGENCIES

Capital expenses commitments

As of December 31, 2023, and 2022 Grupo Aval and its subsidiaries had contractual disbursement commitments of capital expenditures, for tangible assets for Ps. 11,205 and Ps. 18,118, respectively; and for intangible assets for Ps. 45,043 and Ps. 45,186 respectively.

Contingencies

As of December 31, 2023, and 2022, Grupo Aval and its subsidiaries were part of administrative and legal proceedings as defendants; whose expected resolution time is uncertain due to the fact that each process is at different stages. The claims of proceedings were assessed based on analyses and opinions of seasoned lawyers for Ps. 798,290 and Ps.755,656 respectively in the following legal contingencies were determined:

Labor Proceedings

As of December 31, 2023, and 2022, the outstanding balances recognized for labor complaints amounted to Ps. 124,012 and Ps. 123,603 respectively. Historically, many of these proceedings have been resolved in favor of Grupo Aval and its subsidiaries.

Civil Proceedings

As of December 31, 2023, and 2022, the result of the assessment of claims for civil suits, not including those with remote probability, reached outstanding balances recognized of Ps. 344,152 and Ps. 273,795 respectively.

Administrative, Tax Proceedings and Other Proceedings

Claims derived from administrative and judicial processes include those of fiscal responsibility over concession contracts, tax proceedings and other, filed by national and local tax authorities. These authorities may establish, in some cases, sanctions in which Grupo Aval and its subsidiaries may incur as a result of: (i) the performance of their duty as a withholder or collector of national and local taxes, and/or (ii) the obligation to pay a higher tax amount in their condition of taxpayers. As of December 31, 2023, the outstanding balances recognized for these claims amounted to Ps.330,126. As of December 31, 2022, these amounted to Ps. 358,258.

Other matters

The following are processes that, although they have been resolved to date, were reported during the year 2023, for which reason a summary of the same and its conclusions are made.

Class Action before the Administrative Tribune of Cundinamarca in connection with the Ruta del Sol Sector 2 Project

On January 26, 2017, the Inspector-General’s Office (Procuraduría General de la Nación or “PGN”) filed a class action against CRDS, (a company formed by Constructora Norberto Odebrecht S.A., Odebrecht Investimentos em Infraestructura Ltda., CSS Constructores S.A. and Episol), the National Infrastructure Agency ("ANI") and its members, seeking a declaration of violation of the collective rights of administrative morality, defense of public assets and access to public services, in connection with the Ruta del Sol Sector 2 project.

On December 6, 2018, the Administrative Tribunal of Cundinamarca (“TAC”), the body presiding over the class action, issued a first instance ruling against CRDS, and all its shareholders, including Episol, and other individuals and entities. The TAC found the defendants jointly and severally liable for the damages caused to the collective interests and ordered the payment of Ps. 800,156 to the Colombian Ministry of Transportation. The TAC also debarred the defendants for a term of ten years, during which time they would be prohibited from contracting with the Colombian government and holding public office. Subsequently, in an order dated February 8, 2019, the TAC corrected certain arithmetical errors in its ruling, and reduced the amount of the fine to Ps. 715,656.

The aforementioned ruling was appealed by Episol and the other defendants. In the case of Episol, its appeal filing sought revocation of the TAC’s first instance ruling against it on the basis of multiple substantive and procedural defects.

On July 27, 2023, the Consejo de Estado issued a second instance decision confirming in general terms the violation of certain collective rights but revoking certain decisions such as the debarment from government contracting, the joint and several liability of the defendants, including Episol, To pay damages in the amount of Ps. 715,656 million and the orders regarding the interim measures

This is a final non appealable ruling which terminated this contingency without generating any financial impact.

Investigations by United States authorities

In late 2018, the Department of Justice of the United States ("DOJ") and the United States Securities and Exchange Commission ("SEC") informed Grupo Aval that they had opened an investigation on matters related to the Ruta del Sol Sector 2 project. Grupo Aval provided cooperation with the DOJ and the SEC in these investigations.

On August 10, 2023, Grupo Aval and its subsidiary Corficolombiana announced resolutions of these investigations by DOJ and the SEC. The resolutions were based on information gathered by U.S. authorities, including testimonial evidence from third parties, related to actions taken by a former Corficolombiana executive in connection with an Odebrecht-led bribery scheme related to Ruta del Sol II.

Corficolombiana entered into a resolution with DOJ, and Grupo Aval and Corficolombiana entered into civil administrative resolutions with the SEC, that conclude the U.S. agencies’ investigations into the companies. The DOJ did not bring any enforcement action against Grupo Aval, and the SEC did not make a claim against Grupo Aval for bribery. As part of the resolutions, Corficolombiana and Grupo Aval agreed to pay an aggregate of US$60.6 million or Ps. 253,033 to U.S. authorities, after applicable credits. This effect was recorded in the Consolidated Financial Statements of Corficolombiana.